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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 15, 2001
                Date of report (Date of earliest event reported)

                                 BEPARIKO BIOCOM
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

        0-30768                                            88-034832
(Commission File Number)                       (IRS Employer Identification No.)

        150 West 46th Street
              5th Floor                                      10034
         New York, New York
(Address of Principal Executive Offices)                   (Zip Code)

                                 (917) 450-8997
              (Registrant's Telephone Number, Including Area Code)

                   8764 Carlitas Joy Court, Las Vegas, Nevada
          (Former Name or Former Address, if Changed Since Last Report)


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                                 BEPARIKO BIOCOM

Item 1.  Changes in Control of Registrant.

         Not applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.


Item 5.  Other Events.

         Not applicable.


Item 6.  Resignations of Registrant's Directors.

         On February 15, 2001, Mr. Shai Stern was appointed to the Board of Directors of the Company, and appointed as the President of the Company effective immediately.

         On February 15, 2001, the Company accepted the resignation of Mr. Stephen P. Harrington, as a member of the Board of Directors and as an Officer of the Company, effective immediately.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired:

                  Not Applicable.


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         (b)      Pro forma financial information:

                  Not Applicable.


         (c)      Exhibits

                  Not Applicable.


Item 8.  Change in Fiscal Year.

         Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       BEPARIKO BIOCOM
                                                       (Registrant)

Date:    February 19 , 2001                            By: /s/ Shai Stern
                                                           ---------------------
                                                           Shai Stern, President


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